UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 18, 2011
BROADCOM CORPORATION
(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5300 California Avenue, Irvine, California 92617
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (949) 926-5000
Not Applicable
(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 18, 2011, pursuant to a Stipulation and Agreement of Settlement (“Stipulation”), the remaining defendants in the federal consolidated derivative action captioned In Re Broadcom Corporation Derivative Litigation, Case No. CV-06-3252-R (CWx) entered into a settlement which, upon court approval, will resolve the remaining litigation. On March 23, 2011 Broadcom issued a press release related to the settlement. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.
The summary of the settlement in the press release is qualified entirely by reference to Exhibit 99.2 of this Current Report on Form 8-K, the content of which is hereby incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1 —	Press Release dated March 23, 2011 of the Registrant.
99.2 —	Stipulation and Agreement of Settlement (In Re Broadcom Corporation Derivative Litigation, Case No. CV-06-3252-R (CWx)).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 23, 2011	BROADCOM CORPORATION, a California corporation
	By:	/s/ Eric K. Brandt
Eric K. Brandt
Executive Vice President and Chief Financial Officer